UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Delta Air Lines, Inc. (the “Company”) held on June 16, 2022, four proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 29, 2022.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The shareholders elected all fourteen director nominees, each to serve as a member of the Company’s Board of Directors until the Company’s next annual meeting of shareholders and the election and qualification of his or her successor, or until such director’s earlier death, disqualification, resignation or removal:

	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	371,772,401	3,702,086	549,752	123,691,073
Francis S. Blake	353,264,369	21,570,352	1,189,518	123,691,073
Ashton B. Carter	365,657,054	9,601,382	765,803	123,691,073
Greg Creed	371,738,005	3,236,162	1,050,072	123,691,073
David G. DeWalt	358,792,689	16,435,292	796,258	123,691,073
William H. Easter III	363,574,433	11,691,275	758,531	123,691,073
Leslie D. Hale	216,369,545	157,483,947	2,170,747	123,691,073
Christopher A. Hazleton	372,002,814	3,237,080	784,345	123,691,073
Michael P. Huerta	365,912,893	9,336,807	774,539	123,691,073
Jeanne P. Jackson	369,975,614	5,327,257	721,368	123,691,073
George N. Mattson	359,902,775	15,307,866	813,598	123,691,073
Sergio A. L. Rial	316,886,234	58,085,909	1,052,096	123,691,073
David S. Taylor	368,410,462	6,841,827	771,950	123,691,073
Kathy N. Waller	361,389,998	13,903,785	730,456	123,691,073

2.	The shareholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
346,461,291	28,251,938	1,311,010	123,691,073

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2022:

For	Against	Abstain	Broker Non-Votes
493,562,865	4,662,137	1,490,310	Not Applicable

4.	The shareholders did not approve the adoption of a shareholder proposal requesting that the Company issue a report on its lobbying policies, practices and oversight:

For	Against	Abstain	Broker Non-Votes
103,509,007	270,857,142	1,658,090	123,691,073

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 16, 2022	Peter W. Carter Executive Vice President & Chief Legal Officer

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